Exhibit 10.36

                  Website Development and Service Agreement

SERVICE AGREEMENT the (Agreement) made as of the 1st day of March, 2005 (the Effective Date) by and between Brooklyn Cheesecake & Desserts Company, Inc. a corporation organized and operating under the laws of New York and having offices at 20 Passaic Avenue, Fairfield, New Jersey 07004 (the "Client") and Burbro Capital, Inc, a corporation organized and operating under the laws of New York and having offices at 4 Five Ponds Road, Waccabuc, New York 10509.

WHEREAS,  Consultants  are in the  business of  providing  certain  software and
computer  consulting  services  pertaining  to  the  international   network  of
computers and computer networks known by the name Internet; and

WHEREAS, Client wishes to retain the services of Consultants to: (i) locate, establish, install and maintain computer hardware and software to provide Client with a system to provide information via the World Wide Web protocol of the Internet (the "World Wide Web"), and allow Internet users to make transactions (the "Web and Database Server"); (ii) assist Client with Client's development and operation of a content server to make Client-related multimedia information accessible via the World Wide Web to Internet users (the "Client Server") (the Client's presence on the World Wide Web under this Agreement by the Web and Database Server and the Client Server referred to herein as the "Site"); (iii) promote the Site; (iv) develop and improve computer programs and other deliverables to be used in connection with the Site; and (v) consult with Client with respect to the ultimate transfer of all hardware and software components of the Web and Database Server to Client's location and facilities.

WHEREAS, Consultants wish to provide Client with such services;

NOW, THEREFORE, in consideration of the conditions and covenants set forth hereinafter, it is agreed as follows:

1. Retention

Client hereby retains Consultants and Consultants hereby accept such retention by the Client.

2. Services

Upon the terms and subject to the conditions contained herein, Consultants agree to provide to Client consulting services as described in statements of work to be agreed to in writing between the parties from time to time during the term hereof (the "Statements of Work") and which shall be consecutively numbered and annexed hereto as Schedule A. Such services shall be provided in accordance with the provisions of this Agreement and the applicable Statement of Work.

3. Additional Services

In addition to the services described in this agreement, Consultants shall perform the following additional services in accordance with the timetable set forth as Schedule B (the "Timetable"):

3.1. Configuration and Operation of Web and Database Server

Consultants will configure and operate the Web and Database Server at an agreed upon fully-qualified hosting center as outlined in Schedule C. Consultants and authorized third parties will have access to the Web and Database Server. No third-party will have access to the Web and Database Server. Without limitation of the foregoing, to the extent that any third party software licenses are required to be obtained by Consultants to perform their obligations hereunder, Consultants shall obtain such licenses on Client's behalf at no additional cost.


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3.2. Removed

3.3. Removed

3.4. Translations into HTML OR EQUIVALENT Format

Provide consulting services to Client and translate Client-supplied text, graphics and other materials into Hypertext Markup Language (HTML OR EQUIVALENT) format for use on the Site (such materials, as periodically updated by Client as part of the Client Server, shall be known as the "Internet Display"). Additional obligations of the parties with respect to the development of the Internet Display are further set forth below in Section 4.

3.5. Site Related Programs and Other Deliverables

Develop, in accordance With Section 5 herein, the Site Related Programs and other Deliverables (as defined herein).

3.6. Site Related Software Developed by Client

Copy, reformat, improve, review or advise on Site related software developed by the Client, as requested by Client and as set forth in any Statement of Work.

3.7. Software Scripting Routines

In accordance with the Timetable, develop software scripting routines as set forth in Schedules A and B, Consultants will generate HTML OR EQUIVALENT to make Client's catalog information of retail merchandise appear on the Web and Database Server as specified herein (the catalog, together with the software routines and underlying database is referred to herein as (the "Catalog") and install, configure and customize the Web and Database Server to enable and track purchases from the Catalog.

3.8. Recordkeeping

Manage the recordation of all information made available from people accessing the Site, or purchasing items from the Catalog, including, without limitation name, address, credit card numbers, products requested and any other information directly or indirectly obtained from such users (collectively, "User Information").

3.9. Removed

3.10 Return of Merchandise.

Consultants shall have no liability or obligations in connection with merchandise acquired by credit card which is subsequently returned to Client by customer(s) or for the credit of Client's customers, unless such return is caused by fraud on the part of Consultants or Consultants' gross negligence.

3.11. Removed

3.12. Training

Provide such training, advice and information concerning the use and features of the Site as Client shall reasonably request.


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4. Development of the Internet Display

Consultants shall develop the Internet Display for use on the Client Server. Upon the provision by Client to Consultants of text, graphics or other information (collectively, "Content") for use in the Internet Display, Consultant shall promptly adapt, translate and reformat the Content as necessary into HTML OR EQUIVALENT format. Client shall make the final determination of all Content to be used on the Internet Display. All photographs, trademarks, images or other works owned or controlled by Client and which are specified by Client for inclusion in the Internet Display shall be provided by Client in clear and camera ready form necessary for digital translation, or in other format agreed upon by the parties. The completed version of the Internet Display shall be provided to Client for acceptance in accordance with the Timetable set forth in Schedule B.

5. Statements of Work.

5.1. Site Related Programs

As used in this Agreement, the term "Site Related Programs" shall mean the software deliverables (other than the Internet Display) to be produced by Consultants hereunder.

5.2. Milestone Schedule

As used in this Agreement, the term "Milestone Schedule" shall mean the schedule for the development of Site Related Programs as set forth as part of the relevant Statement of Work.

5.3. Specifications

As used in this Agreement, the term "Specifications" shall mean the requirements for the development of a Site Related Program or other deliverable, including operational and functional capabilities and performance, all as set forth as part of the relevant Statement of Work.

5.4. Information to be Included in the Statement of Work

The Statement of Work shall include the Specifications, Milestone Schedule, and any other information that may reasonably and customarily be included to provide the services desired by Client All work hereunder, shall be compensated pursuant to Schedule D. Consultants shall prepare a Statement of Work in good faith. Consultants shall not be required to commence work until both parties have agreed in writing to the Statement of Work. The performance of the services required in the Statement of Work shall be completed in accordance with the time frame set forth in the Statement of Work.

6. Delivery and Acceptance of Deliverables

As used in this Agreement, the term "Deliverable" shall mean any product produced by Consultant hereunder in connection with the Internet Display or any Statement of Work.

6.1. Time and Manner of Delivery

Consultant shall deliver each Deliverable at the times and in the manner specified therefore under this Agreement, including any relevant Statement of Work.


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6.2. Procedure for Acceptance

The procedure for acceptance of any Deliverable shall be as follows:

(1) Client shall have thirty (30) days to inspect and test each such Deliverable when received to determine if it conforms to the Specifications.

(2) If any Deliverables fails to conform to its Specifications, Client shall give Consultants written notice of the failure stating the defect in the Deliverables. Consultant shall then have thirty (30) days to remedy such failure and redeliver such Deliverable to Client. After resubmission, Client shall again inspect the Deliverable to confirm that it conforms to the Specifications. If the resubmitted Deliverable again fails Client's acceptance testing, Client may, in its sole discretion accept the Deliverable as a non-conforming Deliverable. If Client elects to accept the Deliverable as a non-conforming Deliverable, Client may in its sole discretion either: (i) withhold a mutually agreed upon offset from the development fees payable to Consultants for the Deliverable or
(ii) invoice and recover from Consultants the amount of Client's reasonable out-of-pocket costs to correct, modify, and/or complete the Deliverable in accordance with the Specifications.

(3) Each Deliverable shall be deemed to be accepted unless notice is provided by Client in accord with Section 6.2 (2).

(4) Except in instances of Force Majeure or in the case of an extension pursuant to Sections 5.4 or 6.2 herein, a failure by Consultant to provide Deliverables to Client within the agreed upon time period shall be a breach under this Agreement.

7. Confidentiality

7.1. Confidential Information

"Confidential Information" shall mean any information relating to or disclosed in the course of the Agreement, which is marked as "confidential" or "proprietary" by the disclosing party. Confidential Information shall not include any information, which is or becomes generally available to the public without breach of this Agreement; is in the possession of a party prior to its disclosure by the other party; or becomes available from a third party not in breach of any obligations of confidentiality to the disclosing party.

7.2. Prohibition on Disclosure

Each party acknowledges that it will receive Confidential Information of the other party relating to its technical, marketing, product and/or business affairs. All Confidential Information of the other party shall be held in strict confidence and shall not be disclosed or used without express written consent of the other party, except as may be required by law. Each party shall use reasonable measures and reasonable efforts to provide protection for Confidential Information, including measures at least as strict as those, such party uses to protect its own Confidential Information.

7.3. Confidentiality of User Information

Without limitation of the foregoing, Consultants acknowledge and agree that the User Information shall be deemed to be Confidential Information of the Client, and that Consultant not use User Information for any purpose other than that of fulfilling Consultants' obligations under this Agreement. Neither Consultants nor any third party on behalf of Consultants, shall have the right, directly or indirectly, to use, exploit, disclose, transmit, sell, assign, lease or otherwise convey or make available for access by third parties, any User Information.


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7.4. Confidentiality of Agreement

Except as required by applicable securities laws, neither Client nor Consultants shall make any announcement or other disclosure to any third party of the transactions contemplated by this Agreement without the prior approval of the other party. All requests by Consultants to Client in this regard shall be directed to the attention of Chief Executive Officer of Client.

8. No Employment

During the term of this Agreement, Client shall not solicit for employment any agent acting on behalf of Consultants without Consultants prior written consent.

9. Development Credit

Client shall acknowledge Consultants as the site developers of the Site in text in an "acknowledgments page" of the Internet Display.

10. Intellectual Property

10.1. Ownership and Licensing of Consultants Materials

All techniques, algorithms and methods or rights thereto owned by Consultants at the time this Agreement is executed and employed by Consultants in connection with the Site Related Programs (the "Consultants Materials") shall be and remain the property of Consultants unless they are in the public domain. Consultants grant to Client a perpetual, irrevocable, royalty free, unrestricted right to use, modify, transfer and maintain Consultants Materials.

10.2. Ownership of Program Codes

Unless otherwise specified in a Statement of Work, and except for the Consultants Materials, all Deliverables and other materials, products, modifications developed or prepared for Client by Consultants under this Agreement (including any Statement of Work) including without limitation program images and text viewable on the Internet, any HTML OR EQUIVALENT Code relating thereto, or any program code created at the request of Client, is the property of Client and all title and interest therein shall vest in Client and shall be deemed to be a "work made for hire" and made in the course of the services rendered hereunder. To the extent that title to any such works may not, by operation of law, vest in Client or such works may not be considered works made for hire, all right, title and interest therein are hereby irrevocably assigned to Client. All such materials shall belong exclusively to Client with Client having the right to obtain and to hold in its own name, copyrights, registrations or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof. Consultant agrees to give Client and any person designated by Client, any reasonable assistance required to perfect the rights defined in this Section.

10.3. Site Related Programs

Client and Consultants recognize that Site Related Programs may contain code created during the development of such Site Related Program. Notwithstanding any other provisions of this Agreement, Consultants shall retain a royalty-free license to utilize any other code developed by it hereunder.


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

10.4. Property of Client

Nothing herein shall be construed to grant any right or license to Consultants in or to any Content or other material provided to Consultants hereunder by Client, other than the right to use such material solely on behalf of Client in accordance with the terms hereto. All of the foregoing materials, including without limitation any and all copyrights, trademarks or trade names, are and shall remain the property of Client.

11. Warranties

11.1. Consultants Warranties

Consultants represent and warrant that:

(a) all of the services to be performed  hereunder will be rendered using sound,
professional   practices  and  in  a  competent  and   professional   manner  by
knowledgeable, trained and qualified personnel;

(b) the Deliverables will operate in conformance with the relevant terms of this Agreement, including without limitation, the Statements of Work;

(c) Consultants are the owner of or otherwise have the right to use and distribute all materials and methodologies used in connection with providing the Deliverables;

(d) Consultants will comply with all applicable federal, state and local laws in the performance of obligations hereunder; the Deliverables are and will be free of any software disabling devices or internal controls, including, without limitation, time bombs, viruses, or devices of similar nature;

(f) the Deliverables (other than information or materials supplied by Client and reproduced accurately in the Deliverables) shall not infringe upon any third party copyright, patent, trade secret or other proprietary right; and

(g) the Web and Database Server shall be maintained and kept up-to-date to utilize current developments in Internet-related technology within a reasonable time after such technology becomes generally commercially available.

11.2. Client Warranties

Client represents and warrants that:

(a) the use, as contemplated by this Agreement, of the material supplied by Client hereunder shall not infringe any copyright, trademark, trade secret or other third party proprietary right; and

(b) there is no impediment to Client's performance of its obligations hereunder.

11.3. Removed

12. Indemnification


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

12.1. Consultant Indemnification

Consultants agree to indemnify and hold harmless Client, its directors, officers, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that it is based upon a claim that:
(i) if true, would constitute a breach of any of Consultants' representations, warranties, or agreements hereunder; (ii) arises out of the negligence or willful misconduct of Consultants; or (iii) any of the Consultants Materials, Deliverables or services to be provided by Consultants hereunder infringes or violates any patents, copyrights, trade secrets, licenses, or other property rights of any third party.

12.2. Client Indemnification

Client agrees to indemnify and hold harmless Consultants and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that it is based upon a claim that: (i) if true, would constitute a breach of any of Client's representations, warranties, or agreements hereunder; (ii) arises out of the negligence or willful misconduct of Client; or (iii) any of the Content provided by Client hereunder and used by Consultants as contemplated in this Agreement infringes or violates any patents, copyrights, trade secrets, licenses, or other property rights of any third party.

12.3. Notice of Claim

In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its own expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense and all negotiations relative to the settlement of any such claim and further provided that any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

12.4. Survival of Indemnification Obligation

Each party's indemnification obligations shall survive any termination of this Agreement.

13. Support for Defects and Warranties

During the term of this  Agreement,  Consultants  agree that at no extra cost to
Client: (a) to the extent that any Deliverable or service provided by Consultants shall fail to fulfill any warranty therefore, Consultants shall, upon written notice by Client of such failure, use its best efforts to promptly remedy such failure; and (b) Consultants shall promptly deliver to Client all software containing bug fixes or error corrections to any software or other Deliverable provided hereunder to Client, including without limitation the Internet Display, the Catalog and Site Related program, at no additional cost to Client. In connection with such maintenance, Client shall provide Consultants with such information as Consultants reasonably requires in a reasonable time to allow Consultants to provide such maintenance. Consultants shall have no responsibility for the maintenance of any third party software or hardware, other than as provided for herein or pursuant to any agreement entered into by Consultants pursuant to the terms of this Agreement.

14. Limitation of Liability

14.1. Limit on Circumstances

Except for the indemnification obligations set forth herein, neither party hereto will not be liable for lost profits, lost opportunities, or indirect, incidental or consequential damages under any circumstances.


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14.2. Limit on Amount

Except for the indemnification obligations set forth herein, Consultants' liability to client for any and all other matters related to this agreement shall not exceed $25,000. Except for the indemnification obligations set forth herein, Client's liability to Consultant for any and all matters related to this agreement shall not exceed $25,000. Except for the specific performance of delivery of payment schedule as set forth in Schedule D.

14.3. Disclaimer

Except as expressly  provided for in this agreement,  all warranties  express or
implied,  including  implied  warranties  of  merchantability,   fitness  for  a
particular purpose and non-infringement, are disclaimed.

15. Compensation

15.1. Initial Display Date

As used herein, "Initial Display Date" shall mean the date upon which Client's Internet Display can be accessed by users of the Internet in accordance with the terms and conditions of this Agreement. The "Catalog Display Date" shall mean the date upon which the Catalog may be accessed, and purchases may be made from the Catalog, by users of the Internet in accordance with the terms and conditions of this Agreement.

15.2. Initial Fee

Client shall pay Consultants all fees associated with this Agreement in accordance with the amount and payment schedule as set forth in Schedule D, attached.

15.3. Non-Exclusivity of Agreement

Nothing  herein  shall  be  construed  to  preclude  Client  from   distributing
mail-order catalogs, selling any merchandise (whether or not appearing in the Catalog), or selling products or services on any other World Wide Web Site.

16. Term

This Agreement shall commence as of the Effective Date and shall continue until delivery and acceptance of site as noted in Section 13.

17. Termination

17.1. Consultants Termination

Consultants may terminate this Agreement: (i) upon filing of any voluntary petition by the Client or upon the filing of any involuntary petition against the Client under the Bankruptcy Code that is not dismissed within thirty (30) days after filing, or upon any appointment of a receiver for all or any portion of Client's business or operations, or any assignment of all or substantially all the assets of Client for the benefit of creditors; or (ii) upon Client's material breach of this Agreement, if Client fails to cure such default within thirty (30) days after receipt of notice specifying the default in reasonable detail; or (iii) pursuant to the terms of Section 20.1.


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17.2. Client Termination

Client may terminate this Agreement: (i) upon filing of any voluntary petition by Consultants or upon the filing of any involuntary petition against Consultants under the Bankruptcy Code that is not dismissed within thirty (30) days after filing, or upon any appointment of a receiver for all or any portion of Consultants' business or operations, or any assignment of all or substantially all the assets of Consultants for the benefit of creditors; (ii) upon Consultants' material breach of this Agreement, if Consultants fail to cure such default within thirty (30) days after receipt of notice specifying the default in reasonable detail; (iii) upon Client's written request to terminate the Site, which shall be given no less than thirty (30) days prior to the effective date of such termination; or (iv) pursuant to the terms of Section 20.1.

17.3. Rights after Termination

In the event of a termination of this Agreement: (i) the provisions of Sections 7, 10, 11, 12, 14, 17, 18, 19, and 20 shall survive the termination of this Agreement; (ii) each party shall return all copies of Confidential Information and all other property belonging to and/or received from the other party. Consultant agrees that upon the termination of this Agreement for any reason, or at anytime during the Term as requested by Client, Consultants shall return (or, at Client's request, destroy) all records of User Information in the possession or control of Consultants; and (iii) except as otherwise stated herein, each party may pursue claims it has against the other for any breach of the terms of this Agreement.

18. Publicity

Consultants agree that they will not, without the written consent of Client in each instance: (i) use in advertising, publicity or otherwise (including without limitation on the Internet) the name of Client, Client's domain name, any trademark, trade name, symbol or any abbreviation or contraction thereof owned by or referring to the Client; or (ii) represent, directly or indirectly, that any product or service offered by Consultants has been approved by or endorsed by Client.

19. Removed

20. General Provisions

20.1. Force Majeure

Nether party shall be deemed in default of this Agreement to the extent that performance of its obligations or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, or any other cause beyond the control of such party (Force Majeure) provided that such party gives the other party written notice thereof promptly and, in any event, within fifteen (15) days of discovery thereof and uses its best efforts to cure the delay. In the event of such a Force Majeure, the time for performance or cure shall be extended for a period equal to the duration of the Force Majeure, provided however that if the Force Majeure continues for longer than six (6) months, the party not effected by the Force Majeure may terminate this Agreement without any liability upon written notice to the other party.

20.2. Partial Invalidity

Should any provision of this Agreement be held to be void, invalid or inoperative, the remaining provisions of this Agreement shall not be affected and shall continue in effect and the invalid provision shall be deemed modified to the least degree necessary to remedy such invalidity.


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20.3. No Waiver

The failure of either party to partially or fully exercise any right or the waiver by either party of any breach, shall not prevent a subsequent exercise of such right or be deemed a waiver of any subsequent breach of the same or any other term of this Agreement.

20.4. Independent Contractor

Consultants are acting, in performance of this Agreement, as an independent contractor. Consultants shall provide under this Agreement the services of only those personnel who are employees of Consultants for federal tax purposes. Consultants shall be solely responsible for the payment of compensation of personnel assigned to perform services hereunder. Client shall not be responsible for payment of worker's compensation, disability benefits, and unemployment insurance or for withholding or paying employment related taxes for any Consultant employee, but such responsibility shall be solely that of Consultants. In the event that any federal, state or local government agency, any court or any other applicable entity determines that the personnel provided by Consultants or any permitted subcontractor or assignee of Consultants hereunder are employees of Client for any purpose, Consultants agrees to indemnify and hold Client harmless from all liabilities, costs and expenses (including, but not limited to, attorneys' fees) associated with such determination. Notwithstanding any other provision of this Agreement, Consultants may only assign or subcontract work to be performed hereunder with the express written consent of Client, and Consultants shall remain primarily liable for all obligations hereunder. Consultants shall be responsible for all payroll taxes.

20.5. Insurance

Consultants shall purchase and keep in force at its own cost and expense all insurance coverages including: (a) Worker's Compensation and Employer's Liability Insurance; (b) Commercial General Liability Insurance, including Contractual Liability, completed operations, personal injury coverage, broad form property damage; (c) Errors and Omission Insurance; and (d) Umbrella coverage for (b) and (c) above.

Each and every policy and certificate shall contain an endorsement stating that the insurance company will not, prior to the expiration or termination of this Agreement or any policy expiration date shown on the policy and certificate, terminate the policy or change any coverage therein without giving written notice to Client. This notice shall be provided by certified mail to Client and shall arrive at least fifteen (15) days prior to the termination or change.

20.6. Source Code Escrow

Consultants agrees to timely turn over to Client any Source Code so developed in connection with the services performed or provided by Consultants or their agents under this Agreement.

20.7. Notices

Any notice required or permitted to be sent shall be in writing and shall be sent in a manner requiring a signed receipt such as, Federal Express or like courier delivery, or if mailed, then mailed by registered or certified mail, return receipt requested. Notice is effective upon receipt. Notice shall be sent to addresses as set forth above.

Place of notice to be given by each respective party may be changed by such party giving to the other written notice thereof as herein provided.

20.8. Assignment

Neither party shall assign any of its rights or obligations under this Agreement to any other entity without the other party's prior written consent.

20.9. Entire Agreement

This Agreement, including the Schedules and Statements of Work thereto, sets forth the entire agreement between the parties on this subject and supersedes all prior negotiations, understandings and agreements between the parties concerning the subject matter. No amendment or modification of this Agreement shall be made except by a writing signed by both parties.

20.10. Governing Law

This Agreement shall be governed and interpreted in accordance with the laws of the state of New York without regard to principles of conflict of laws.

20.11. Forum for Resolution of Controversy or Claim

Any controversy or claim arising out of or relating to this agreement, or the breach thereof, shall be tried before the Supreme Court of the State of New York, New York County or the Southern District of the United States District Court as the case may be. All parties consent to the jurisdiction of either the New York County Supreme Court or Southern District of New York United States District Court.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

Brooklyn Cheesecake & Desserts Company, Inc.

By:
   ----------------------------

Title:
      -------------------------

Burbro Capital, Inc.

By:
   ----------------------------

Title:
      -------------------------

Schedule A - Statement of Work

                              Statement of Work

Goal

      To be the best online distributor of cheesecakes.

Vision

      The general vision of the site is an `order' friendly site with an emphasis on ease of use for order placement. The end goal, placing an order, should not be hindered by any extraneous information or graphics. As well, the site should be consistently "fresh and current"; therefore admin capabilities for updates on a regular basis should be made available.

Look and Feel

      Presently, the BCC color scheme is black, charcoal and white. The company would like to stay within that color scheme as they feel that the graphic work and colors reflect more of an "attitude" rather than a "look".

Commerce Development

      Order of Importance/Expectations for (by target market):

      1.    Individual Consumer

      2.    Corporate Gifting Capabilities

      3.    Food Service Consumers

      4.    Fundraising

Functional Expectations:

      t 6 12 o Will feature a "cake of the month" promotion with ability to discount if necessary

      o Want to be able promote up sells (i.e. Customers who purchased x also liked z)

      o     Ability  to  track  frequent   shoppers/buyer   tally's  for  return
            customers

      o     Ability to discount/offer promotions

      o     Special messages (gifting)

      o     Shipping (information/contracting Pending)

      o     Ability to provide downloadable "catalog (PDF)

Individual Consumer product category hierarchy

The initial launch of the site should target and be capable of supporting the purchases of the individual consumer.

      Overall Category- Cakes

      o     10"

      o     8"

      o     Mini's

      o     Cake line

            o     Blackout Cake

            o     Brooklyn Apple Cake

      o     Sugar Free

Collateral/Content:

      o     Product Photos

      o     Logo

      o     Product Descriptions

      o     Order information/Black-out dates


Marketing site development needs:

      o Investor Relations- necessary for SEC compliance should include links to EDGAR and other sites that provide "real-time" stock information.

      o     About Us

      o     Board of Directors

      o     Product Information/Tips

      o     FAQ's

      o     Customer Service/Contact Us

Future

      Corporate Gifting

      This idea needs further development. One of the general ideas and "wishes" for this system is that it be able to support an automated recurring order process that reminds and prompts corporate clients of gifting options and rewards them for their purchases.

      Food Service

      Food Service consumers include distributors and restaurants. Although the needs and final marketing ideas for reaching this target need further development some of the general ideas include the ability to provide product tips (i.e. decorating, keeping it fresh, etc...) as well as providing supportive marketing materials that can be used to promote sales within the venue.

      Fundraiser

      Want to provide downloadable brochures and order forms.

Marketing & Maintenance .*

      The parties are to negotiate in good faith a contract to provide marketing and on going maintenance.*

      The below is not included in contract.*

      We offer our expertise in creating and implementing results driven media advertising campaigns utilizing traditional and online media planning with the goal of strategically building the Brooklyn Cheesecake brand. This vision is realized through a team approach and a host of capabilities including:

      o     Advertising Planning

      o     Strategic Media Planning

      o     Media and Market Research

      o     Media Buying Clout

      o     Creative Development

      o     Production

                    * Hand written on original contract*****

      The customized execution may include use of the following:

      o     Promotions

      o     Direct Mail

      o     Radio Campaigns

      o     Print Advertising

      o     National Cable TV advertising

      o Online Advertising to proactively drive traffic through the use of major search engine promotional programs

      o     E-mail campaigns

      Results will be tracked and analyzed on a regular basis through:


      o     Vanity Number/Toll Free Reports

      o     Call Center Management/Order Entry Reports

      o     Web Campaign Summaries including Page Statistics

      A monthly marketing and advertising budget will be determined by Brooklyn Cheesecake and agreed upon after a detailed media plan has been approved.

Schedule B Timetable and Additional Services


      >>    March  1,  2005:  Project  commences  -  Project  Manager  (Paulette
            Robinson) meets with client to secure digital assets, product detail, and copy.

      >>    March 4, 2005 - Merchant account detail provided by client.

      >> March 8, 2005 - First prototype delivered with products, look and feel intact for discussion and review.

      >> March 10, 2005 - initial training on program usage for fulfillment is done on client premises.

      >>    March 15, 2005 - Merchant processing gateway integration completed.

      >>    March 18, 2005 - final prototype delivered.

      >>    March 21, 2005 - one week of test ordering, friends and family.

      >>    March 28, 2005 - website open for public business.

      >>    April 30, 2005 - Corporate gifting site.

      >>    May 31, 2005 - Food service and fundraising site.

Schedule C - Software Application and Database Features

*General Functionality *

      o     Built with PHP 4

      o     Multilingual support with English supplied

*Administration / Backend Functionality *

      o     Supports unlimited products and categories

      o     Products-to-categories structure

      o     Categories-to-categories structure

      o Add/Edit/Remove categories, products, manufacturers, customers, and reviews

      o     Administration area secured with a username and password

      o     Contact customers directly via email or newsletters

      o     Easily backup and restore the database

      o     Print invoices and packaging lists from the order screen

      o     Statistics for products and customers

      o     Multilingual support

      o     Multicurrency support

      o     Automatically update currency exchange rates

      o Select what to display, and in what order, in the product listing page

      o     Support for static and dynamic banners with full statistics

*Customer / Frontend Functionality *

      o     All orders stored in the database for fast and efficient retrieval

      o     Customers can view their order history and order statuses

      o     Customers can maintain their accounts

      o     Address book for multiple shipping and billing addresses

      o Temporary shopping cart for guests and permanent shopping cart for customers

      o     Fast and friendly quick search and advanced search features

      o Product reviews for an interactive shopping experience o Forseen checkout procedure

      o     Secure transactions with SSL

      o     Number of products in each category can be shown or hidden

      o Global and per-category bestseller lists o Display what other customers have ordered with the current product shown

      o     Breadcrumb trail for easy site navigation

*Product Functionality *

      o     Dynamic product attributes relationship

      o     HTML OR EQUIVALENT based product descriptions

      o     Automated display of specials

      o Control if out of stock products can still be shown and are available for purchase

      o     Customers   can   subscribe   to   products   to   receive   related
            emails/newsletters

*Payment Functionality *

      o Accept numerous offline payment processing (check, money orders, offline credit card processing,..)

      o     Accept numerous online payment processing (2CheckOut, PayPal,

      o Authorize.net, iPayment,..) - Client must obtain a Merchant Account Disable certain payment services based on a zone basis

      *Shipping Functionality *

      o Weight, price, and destination based shipping modules o Real-time quotes available (UPS, USPS, FedEx,..) o Free shipping based on amount and destination

      o     Disable certain shipping services based on a zone basis

*Tax Functionality *

      o     Flexible tax implementation on a state and country basis

      o     Set different tax rates for different products

      o     Charge tax on shipping on a per shipping service basis

Schedule D - Compensation

1. 350,000 shares* of Brooklyn Cheesecake & Desserts Company Common Stock issuable to James Burchetta upon commencement of work as set forth on Schedule A.

2. 350,000 shares* of Brooklyn Cheesecake & Desserts Company Common Stock issuable to Charles Brofman upon commencement of work as set forth on Schedule A.

3. 350,000 shares* of Brooklyn Cheesecake & Desserts Company Common Stock issuable to Richard Rosa upon commencement of work as set forth on Schedule A.

4. 350,000 shares* of Brooklyn Cheesecake & Desserts Company Common Stock issuable to James Burchetta upon the completion and launching of the Site for commercial activity in accord with the terms of this Agreement which this Schedule E is a part thereof.

5. 350,000 shares* of Brooklyn Cheesecake & Desserts Company Common Stock issuable to Charles Brofman upon the completion and launching of the Site for commercial activity in accord with the terms of this Agreement which this Schedule E is a part thereof.

6. 350,000 shares* of Brooklyn Cheesecake & Desserts Company Common Stock issuable to Richard Rosa upon the completion and launching of the Site for commercial activity in accord with the terms of this Agreement which this Schedule E is a part thereof.

7. 400,000 shares* of Brooklyn Cheesecake & Desserts Company Common Stock issuable to others upon the completion and launching of the Site for commercial activity in accord with the terms of this Agreement which this Schedule E is a part thereof.


                                 -----------
o Shares of Common Stock to be subject to separate voting rights agreement by and between the Company and Burchetta and Brofman providing the Chairman of Brooklyn Cheesecake & Desserts authority to vote the shares until such time as the shares are sold or transferred under applicable securities law to a non affiliate of Consultant or Consultants.